UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2011

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2011, the Board of Directors of Valley National Bancorp (the “Corporation”) approved amendments (the “Amendments”) to the Corporation’s By-laws. The Amendments are effective immediately.

The Corporation previously had an advance notice By-law governing the procedures which a shareholder must follow to be eligible to nominate directors at the annual meeting of shareholders, The Amendments revise the advance nomination By-law procedures with respect to the timing and information required to be followed by shareholders in nominating candidates for election to the Corporation’s board of directors. Under the Amendments, nominations for director by a shareholder must be received no later than 90 days, and no earlier than 120 days, before the anniversary of the preceding year’s annual meeting of shareholders. However, if the annual meeting is moved to a date more than 20 days before or more than 60 days after the preceding year’s annual meeting, nominations must be received (i) no earlier than 120 days before the date of the current year’s annual meeting of shareholders and (ii) no later than (A) 90 days before the date of the current year’s annual meeting of shareholders or (B) 10 days after the first public announcement of the date fixed for that meeting, whichever is later.

Shareholders making director nominations are also required to provide certain information with regard to each nominee, including: (i) name, (ii) home address, (iii) citizenship, (iv) business background, (v) number of shares of common stock of the Corporation owned by the nominee, (vi) qualifications, and (vii) whether the nominee meets the Corporation’s current corporate governance guidelines for directors.

Nominations by shareholders not meeting all the requirements specified in the By-laws are ineligible to be presented at the annual meeting and shall be disregarded.

The Amendments also (i) amend Article II, Section 4 of the By-laws to allow notice of a special meeting of the board of directors to be given via e-mail on one day’s notice, (ii) correct a reference in Article III, Section 3 to the Audit and Risk Committee of the board of directors, and (iii) designate in Article V, Section 8 that the Chief Financial Officer of the Corporation be considered the Treasurer of the Corporation for the purposes of the New Jersey Business Corporation Act unless the board has appointed a Treasurer.

The foregoing is a summary of the Amendments and is qualified in its entirety by the amended By-laws which are attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

(3)	Revised By-laws of Valley National Bancorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2011	VALLEY NATIONAL BANCORP

	By:	/s/ Alan D. Eskow
Alan D. Eskow
Senior Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

(3)	Revised By-laws of Valley National Bancorp.